Exhibit 31.2

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
CERTIFICATIONS

I, David L. Tousley, certify that:

1. I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q/A of KaloBios Pharmaceuticals, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: December 30, 2016

/s/ David L. Tousley
David L. Tousley
Interim Chief Financial Officer
(Principal Financial and Accounting Officer